EXHIBIT 99.15


                         NORTHERN LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

         The undersigned director and/or officer of NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, ROBERT
B. SAGINAW, KRISTEN K. LINDBERG, JEFFREY A. PROULX AND DEBORAH A. LJUNGKULL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in Separate Account One and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of February, 1997.


                                          /s/ John G. Turner
                                          --------------------------------------
                                          John G. Turner

                         NORTHERN LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

         The undersigned director and/or officer of NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, ROBERT
B. SAGINAW, KRISTEN K. LINDBERG, JEFFREY A. PROULX AND DEBORAH A. LJUNGKULL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in Separate Account One and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of February, 1997.


                                          /s/ John H. Flittie
                                          --------------------------------------
                                          John H. Flittie

                         NORTHERN LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

         The undersigned director and/or officer of NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, ROBERT
B. SAGINAW, KRISTEN K. LINDBERG, JEFFREY A. PROULX AND DEBORAH A. LJUNGKULL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in Separate Account One and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of February, 1997.


                                          /s/ Michael J. Dubes
                                          --------------------------------------
                                          Michael J. Dubes

                         NORTHERN LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

         The undersigned director and/or officer of NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, ROBERT
B. SAGINAW, KRISTEN K. LINDBERG, JEFFREY A. PROULX AND DEBORAH A. LJUNGKULL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in Separate Account One and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of February, 1997.


                                          /s/ Wayne R. Huneke
                                          --------------------------------------
                                          Wayne R. Huneke

                         NORTHERN LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

         The undersigned director and/or officer of NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, ROBERT
B. SAGINAW, KRISTEN K. LINDBERG, JEFFREY A. PROULX AND DEBORAH A. LJUNGKULL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in Separate Account One and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of February, 1997.


                                          /s/ Robert C. Salipante
                                          --------------------------------------
                                          Robert C. Salipante

                         NORTHERN LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

         The undersigned director and/or officer of NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, ROBERT
B. SAGINAW, KRISTEN K. LINDBERG, JEFFREY A. PROULX AND DEBORAH A. LJUNGKULL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in Separate Account One and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of February, 1997.


                                          /s/ Richard R. Crowl
                                          --------------------------------------
                                          Richard R. Crowl

                         NORTHERN LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

         The undersigned director and/or officer of NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, ROBERT
B. SAGINAW, KRISTEN K. LINDBERG, JEFFREY A. PROULX AND DEBORAH A. LJUNGKULL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in Separate Account One and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of February, 1997.


                                          /s/ Kenneth U. Kuk
                                          --------------------------------------
                                          Kenneth U. Kuk

                         NORTHERN LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

         The undersigned director and/or officer of NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, ROBERT
B. SAGINAW, KRISTEN K. LINDBERG, JEFFREY A. PROULX, LORI SOMMERFELD, AND DEBORAH
A. LJUNGKULL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in Separate Account One and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this __4th___ day of ____March________________, 1998.



                                          /s/ R. Michael Conley
                                          --------------------------------------
                                          R. Michael Conley

                         NORTHERN LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

         The undersigned director and/or officer of NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, ROBERT
B. SAGINAW, KRISTEN K. LINDBERG, JEFFREY A. PROULX, LORI SOMMERFELD, AND DEBORAH
A. LJUNGKULL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in Separate Account One and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this __4th___ day of ___March_________________, 1998.


                                          /s/ Ronald D. Jarvis
                                          --------------------------------------
                                          Ronald D. Jarvis

                         NORTHERN LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

         The undersigned director and/or officer of NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, ROBERT
B. SAGINAW, KRISTEN K. LINDBERG, JEFFREY A. PROULX, LORI SOMMERFELD, AND DEBORAH
A. LJUNGKULL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in Separate Account One and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this __4th___ day of ___March_________________, 1998.


                                          /s/ Mark S. Jordahl
                                          --------------------------------------
                                          Mark S. Jordahl

                         NORTHERN LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

         The undersigned director and/or officer of NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, ROBERT
B. SAGINAW, KRISTEN K. LINDBERG, JEFFREY A. PROULX, LORI SOMMERFELD, AND DEBORAH
A. LJUNGKULL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in Separate Account One and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this _4th____ day of ____March________________, 1998.


                                          /s/ James R. Miller
                                          --------------------------------------
                                          James R. Miller